UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2019

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7021 Columbia Gateway Drive, Suite 500, Columbia, Maryland, 21046
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 20, 2019, our wholly-owned subsidiary, Tenable, Inc. entered into amended and restated employment agreements with each of our named executive officers for fiscal year 2018, including Amit Yoran, our President, Chief Executive Officer and Chairman of the Board of Directors (the “Board”), Stephen A. Vintz, our Chief Financial Officer, John G. Negron, our Chief Revenue Officer, and Stephen A. Riddick, our General Counsel and Corporate Secretary. The key terms of each agreement are described below.
Employment Agreement with Amit Yoran
Pursuant to the terms of his employment agreement, Mr. Yoran’s employment is at will and may be terminated at any time by us or Mr. Yoran. Under the terms of the agreement, Mr. Yoran is eligible to receive an annual base salary of $400,000, and quarterly bonuses with an aggregate annual target of $400,000 based upon the assessment by the Board, or compensation committee of the Board (the “Compensation Committee”) of Mr. Yoran’s performance and our attainment of targeted goals as set by the Board or Compensation Committee. If Mr. Yoran is terminated without cause or resigns for good reason (each as defined in his employment agreement), or if Mr. Yoran dies or his employment is terminated due to disability (as defined in his employment agreement), provided he (or his estate, as applicable) signs and does not revoke a separation agreement that includes a release of claims, Mr. Yoran (or his estate) is eligible to receive 18 months of continued base salary, payment by the company of the employer-portion of premiums for continued group health coverage for up to 12 months following termination, a lump sum cash payment equal to Mr. Yoran’s target annual bonus for the year in which the termination occurs, prorated based on the last day of employment and reduced by the amount of any quarterly bonuses previously paid or due for the year in which the termination occurs, and pro-rated accelerated vesting of his outstanding unvested equity awards based on the applicable vesting schedule. If Mr. Yoran is terminated without cause or resigns for good reason within the three months prior to or 12 months following a change in control (as defined in his employment agreement), provided he signs and does not revoke a separation agreement that includes a release of claims, Mr. Yoran is eligible to receive the same base salary severance and group health plan contributions set forth above (provided that the base salary severance will be paid in a lump sum), a bonus severance payment equal to the sum of (i) 1.5 times Mr. Yoran’s target annual bonus for the year in which the termination occurs, prorated based on the last day of employment and reduced by the amount of any quarterly bonuses previously paid or due for the year in which the termination occurs, plus (ii) 1.5 times Mr. Yoran’s target annual bonus for the year in which the termination occurs, and accelerated vesting in full of any outstanding unvested equity incentive awards held by Mr. Yoran. In connection with entering into his agreement, Mr. Yoran also entered into an intellectual property, non-disclosure and non-solicitation agreement with us.
Employment Agreement with Stephen A. Vintz
Pursuant to the terms of his employment agreement, Mr. Vintz’s employment is at will and may be terminated at any time by us or Mr. Vintz. Under the terms of the agreement, Mr. Vintz is eligible to receive an annual base salary of $350,000, and quarterly bonuses with an aggregate annual target of $225,000 based upon the assessment by our Chief Executive Officer of Mr. Vintz’s performance and our attainment of targeted goals as set by the Board or Compensation Committee. If Mr. Vintz is terminated without cause or resigns for good reason (each as defined in his employment agreement), provided he signs and does not revoke a separation agreement that includes a release of claims, Mr. Vintz is eligible to receive 12 months of continued base salary, payment by the company of the employer-portion of premiums for continued group health coverage for up to 12 months following termination, a lump sum cash payment equal to Mr. Vintz’s target annual bonus for the year in which the termination occurs, prorated based on the last day of employment and reduced by the amount of any quarterly bonuses previously paid or due for the year in which the termination occurs, and pro-rated accelerated vesting of his outstanding unvested equity awards based on the applicable vesting schedule. If such termination or resignation occurs within the three months prior to or 12 months following a change in control (as defined in his employment agreement), provided he signs and does not revoke a separation agreement that includes a release of claims, Mr. Vintz is eligible to receive the same base salary severance and group health plan contributions set forth above (provided that the base salary severance will be paid in a lump sum), a bonus severance payment equal to the sum of (i) one times Mr. Vintz’s target annual bonus for the year in which the termination occurs, prorated based on the last day of employment and reduced by the amount of any quarterly bonuses previously paid or due for the year in which the termination occurs, plus (ii) one times Mr. Vintz’s target annual bonus for the year in which the termination occurs, and accelerated vesting in full of any outstanding unvested equity incentive awards held by Mr. Vintz. In addition, if Mr. Vintz dies or his employment is terminated due to disability (as defined in his employment agreement), provided Mr. Vintz’s estate or Mr. Vintz, as applicable, signs and does not revoke a separation agreement that includes a release of claims, Mr.

Vintz’s dependents and Mr. Vintz, as applicable, are eligible to receive payment by the company of the employer-portion of premiums for continued group health coverage for up to 12 months following termination. In connection with entering into his agreement, Mr. Vintz also entered into an intellectual property, non-disclosure and non-solicitation agreement with us.
Employment Agreement with John G. Negron
Pursuant to the terms of his employment agreement, Mr. Negron’s employment is at will and may be terminated at any time by us or Mr. Negron. Under the terms of the agreement, Mr. Negron is eligible to receive an annual base salary of $350,000, and quarterly bonuses with an aggregate annual target of $300,000 based upon the assessment by our Chief Executive Officer of Mr. Negron’s performance and our attainment of targeted goals as set by the Board or Compensation Committee. If Mr. Negron is terminated without cause or resigns for good reason (each as defined in his employment agreement), provided he signs and does not revoke a separation agreement that includes a release of claims, Mr. Negron is eligible to receive 12 months of continued base salary, payment by the company of the employer-portion of premiums for continued group health coverage for up to 12 months following termination, a lump sum cash payment equal to Mr. Negron’s target annual bonus for the year in which the termination occurs, prorated based on the last day of employment and reduced by the amount of any quarterly bonuses previously paid or due for the year in which the termination occurs, and pro-rated accelerated vesting of his outstanding unvested equity awards based on the applicable vesting schedule. If such termination or resignation occurs within the three months prior to or 12 months following a change in control (as defined in his employment agreement), provided he signs and does not revoke a separation agreement that includes a release of claims, Mr. Negron is eligible to receive the same base salary severance and group health plan contributions set forth above (provided that the base salary severance will be paid in a lump sum), a bonus severance payment equal to the sum of (i) one times Mr. Negron’s target annual bonus for the year in which the termination occurs, prorated based on the last day of employment and reduced by the amount of any quarterly bonuses previously paid or due for the year in which the termination occurs, plus (ii) one times Mr. Negron’s target annual bonus for the year in which the termination occurs, and accelerated vesting in full of any outstanding unvested equity incentive awards held by Mr. Negron. In addition, if Mr. Negron dies or his employment is terminated due to disability (as defined in his employment agreement), provided Mr. Negron’s estate or Mr. Negron, as applicable, signs and does not revoke a separation agreement that includes a release of claims, Mr. Negron’s dependents and Mr. Negron, as applicable, are eligible to receive payment by the company of the employer-portion of premiums for continued group health coverage for up to 12 months following termination. In connection with entering into his agreement, Mr. Negron also entered into an intellectual property, non-disclosure and non-solicitation agreement with us.
Employment Agreement with Stephen A. Riddick
Pursuant to the terms of his employment agreement, Mr. Riddick’s employment is at will and may be terminated at any time by us or Mr. Riddick. Under the terms of the agreement, Mr. Riddick is eligible to receive an annual base salary of $320,000, and quarterly bonuses with an aggregate annual target of $150,000 based upon the assessment by our Chief Executive Officer of Mr. Riddick’s performance and our attainment of targeted goals as set by the Board or Compensation Committee. If Mr. Riddick is terminated without cause or resigns for good reason (each as defined in his employment agreement), provided he signs and does not revoke a separation agreement that includes a release of claims, Mr. Riddick is eligible to receive 12 months of continued base salary, payment by the company of the employer-portion of premiums for continued group health coverage for up to 12 months following termination, a lump sum cash payment equal to Mr. Riddick’s target annual bonus for the year in which the termination occurs, prorated based on the last day of employment and reduced by the amount of any quarterly bonuses previously paid or due for the year in which the termination occurs, and pro-rated accelerated vesting of his outstanding unvested equity awards based on the applicable vesting schedule. If such termination or resignation occurs within the three months prior to or 12 months following a change in control (as defined in his employment agreement), provided he signs and does not revoke a separation agreement that includes a release of claims, Mr. Riddick is eligible to receive the same base salary severance and group health plan contributions set forth above (provided that the base salary severance will be paid in a lump sum), a bonus severance payment equal to the sum of (i) one times Mr. Riddick’s target annual bonus for the year in which the termination occurs, prorated based on the last day of employment and reduced by the amount of any quarterly bonuses previously paid or due for the year in which the termination occurs, plus (ii) one times Mr. Riddick’s target annual bonus for the year in which the termination occurs, and accelerated vesting in full of any outstanding unvested equity incentive awards held by Mr. Riddick. In addition, if Mr. Riddick dies or his employment is terminated due to disability (as defined in his employment agreement), provided Mr. Riddick’s estate or Mr. Riddick, as applicable, signs and does not revoke a separation agreement that includes a release of claims, Mr. Riddick’s dependents and Mr. Riddick, as applicable, are eligible to receive payment by the company of the employer-portion of premiums for continued group health coverage for up to 12 months following termination. In connection with entering into his agreement, Mr. Riddick also entered into an intellectual property, non-disclosure and non-solicitation agreement with us.
The foregoing descriptions of our amended and restated employment agreements with Messrs. Yoran, Vintz, Negron and Riddick are not complete and are qualified in their entireties by reference to the employment agreements filed as exhibits to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits
(d)     Exhibits

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated as of February 20, 2019, by and between Tenable, Inc. and Amit Yoran
10.2	Amended and Restated Employment Agreement, dated as of February 20, 2019, by and between Tenable, Inc. and Stephen A. Vintz
10.3	Amended and Restated Employment Agreement, dated as of February 20, 2019, by and between Tenable, Inc. and Stephen A. Riddick
10.4	Amended and Restated Employment Agreement, dated as of February 20, 2019, by and between Tenable, Inc. and John G. Negron

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	February 22, 2019	By:	/s/ Stephen A. Riddick
Stephen A. Riddick
General Counsel and Corporate Secretary